UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 7, 2007
                                                          --------------

                         FRIENDLY ICE CREAM CORPORATION
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             (Exact Name Of Registrant As Specified In Its Charter)

                                  MASSACHUSETTS
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                 (State or Other Jurisdiction of Incorporation)

           001-13579                                      04-2053130
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    (Commission File Number)                (I.R.S. Employer Identification No.)

1855 Boston Road, Wilbraham, MA                             01095
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(Address of Principal Executive Offices)                (Zip Code)

                                 (413) 731-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

On March 7, 2007, Friendly Ice Cream Corporation (the "Company") issued a press release announcing selected financial results of the Company for the quarter and full-year ended December 31, 2006, included herewith as Exhibit 99.1.

The information furnished in this Item 2.02 (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 7.01                  Regulation FD

On March 7, 2007, the Company announced its engagement of Goldman Sachs & Co. to assist the Board of Directors in exploring strategic alternatives to enhance shareholder value. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by this reference.

The information furnished in this Item 7.01 (including Exhibit 99.2) shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item 9.01         Financial Statements and Exhibits

(d)    Exhibits
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Exhibit Number          Exhibit Description
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99.1                    Friendly Ice Cream Corporation Press Release dated March
                        7, 2007 announcing financial results for the quarter and full-year ended December 31, 2006.

99.2 Friendly Ice Cream Corporation Press Release dated March 7, 2007 announcing the engagement of Goldman Sachs & Co to assist the Board of Directors in exploring strategic alternatives to enhance shareholder value.
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


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 7, 2007      FRIENDLY ICE CREAM CORPORATION


                           By:   /s/ PAUL V. HOAGLAND
                              --------------------------------------------------
                                  Name:  Paul V. Hoagland
                                  Title: Executive Vice President of
                                         Administration and Chief Financial
                                         Officer

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Exhibit Number          Exhibit Description
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99.1                    Friendly Ice Cream Corporation Press Release dated March
                        7, 2007 announcing financial results for the quarter and full-year ended December 31, 2006.

99.2 Friendly Ice Cream Corporation Press Release dated March 7, 2007 announcing the engagement of Goldman Sachs & Co to assist the Board of Directors in exploring strategic alternatives to enhance shareholder value.
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